UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, certain subsidiaries of Bitcoin Depot Inc., (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”) by and among Silverview Credit Partners, LP, a Delaware limited partnership (“Administrative Agent”), the other lenders signatory thereto, Kiosk HoldCo LLC, a Delaware limited liability company and subsidiary of the Company (“Borrower”), BT HoldCo LLC, a Delaware limited liability company and subsidiary of the Company (“Holdings”), and the subsidiary guarantors signatory thereto.

Pursuant to the Amendment, Borrower paid to the Administrative Agent, for the benefit of the Lenders, an amount equal to $7,000,000, which is to be applied to reduce (x) the aggregate principal amount of the Tranche A Term Loans in the amount of $3,500,000 and (y) the aggregate principal amount of the Tranche B Term Loans in the amount of $3,500,000, and paid to the Lenders in accordance with their respective Applicable Percentage. As a result, the remaining amortization schedule changed as set forth in the Amendment. In addition, Section 8.01(h) of the Credit Agreement was amended to increase the threshold at which a monetary judgment could trigger an Event of Default to $3,500,000, and providing an Event of Default exception for certain existing matters.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
10.1	Amendment No. 2 to Second Amended and Restated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: December 29, 2025	By:	/s/ Christopher Ryan
	Name:	Christopher Ryan
	Title:	Chief Legal Officer and Corporate Secretary